UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 2003


                             COMMUNITY BANKS, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Pennsylvania                              23-2251762
    -----------------------------------------------------------------------
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)


                                   No. 0-15786
                             ----------------------
                            (Commission file number)


     750 East Park Drive, Harrisburg, Pennsylvania                  17111
    --------------------------------------------------------------------------
    (Address of Principal Executive Offices)                      (Zip Code)



                                 (717) 920-1698
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountants

     On June 4, 2003, Community Banks, Inc. (Community)dismissed its independent accountants, PricewaterhouseCoopers LLP (PricewaterhouseCoopers) and appointed Beard Miller Company LLP (Beard) as its new independent accountants, each effective immediately. The decisions to dismiss PricewaterhouseCoopers and to engage Beard were approved by Community's Audit Committee. PricewaterhouseCoopers' report on Community's 2002 financial statements was issued in January, 2003, in conjunction with the filing of Community's Annual Report on Form 10-K for the year ended December 31, 2002.

     During Community's two most recent fiscal years ended December 31, 2002 and the subsequent interim period through June 4, 2003, there were no disagreements between Community and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on Community's financial statements for such years.

     None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within Community's two most recent fiscal years and the subsequent interim period through June 4, 2003.

     The audit reports of PricewaterhouseCoopers on the consolidated financial statements of Community and subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Community provided PricewaterhouseCoopers a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of PricewaterhouseCoopers' letter dated June 9, 2003, indicating whether it agrees with such statements.

     During the years ended December 31, 2002 and 2001 and the subsequent interim period through the date of this Form 8-K, neither Community nor anyone on its behalf consulted Beard on any of the matters or reportable events listed in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     16. Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Community Banks, Inc.
                                       -----------------------------------
                                          (Registrant)

Dated: June 9, 2003                    /s/  Eddie L. Dunklebarger
                                       -----------------------------------
                                       Eddie L. Dunklebarger,
                                       Chairman, President and CEO